UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2026

Andersen Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-43014 (Commission File Number)	33-4630773 (IRS Employer Identification No.)

333 Bush Street Suite 1700 San Francisco, California (Address of principal executive offices)	94104 (Zip Code)
(415)764-2700 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ANDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02.     Unregistered Sales of Equity Securities.

Andersen Group Inc., a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K to report the sale and issuance, or anticipated sale and issuance, of stock consideration in each of the below described acquisition transactions. Each sale and issuance was or will be made pursuant to transactions not involving an underwriter, and was not or will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or in reliance with Regulation S of the Securities Act.

Andersen Servicios Profesionales Acquisition

On July 22, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Andersen Servicios Profesionales, S.C., a leading tax and legal firm in Mexico and Andersen Global member firm, for a mix of cash and shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and such transaction, the “Andersen Servicios Profesionales Acquisition”). The Company expects to issue 54,463 shares of Class A Common Stock as stock consideration, subject to customary purchase price adjustments. The Andersen Servicios Profesionales Acquisition is expected to close during the first quarter of 2027 and is subject to customary closing conditions.

BD Emerson Acquisition

On July 31, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of BD Emerson LLC, a U.S.-based Andersen Consulting collaborating firm, for a mix of cash and Class A Common Stock (the “BD Emerson Acquisition”). The Company issued 50,450 shares of Class A Common Stock as stock consideration for the BD Emerson Acquisition, which closed on October 9, 2026.

Daniels Consulting Acquisition

On August 2, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of DCG Holdco, Inc., the parent entity of Daniels Consulting Group LLC, a U.S.-based Andersen Consulting member firm, for a mix of cash and Class A Common Stock (the “Daniels Consulting Acquisition”). The Company issued 171,882 shares of Class A Common Stock as stock consideration for the Daniels Consulting Acquisition, which closed on October 13, 2026.

Endeavor Acquisition

On August 2, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of E4 Holdco LLC, the parent entity of Nash Holdings, Inc. d/b/a Endeavor Management, a U.S.-based Andersen Consulting member firm, for a mix of cash and Class A Common Stock (the “Endeavor Acquisition”). The Company expects to issue 71,596 shares of Class A Common Stock as stock consideration, subject to customary purchase price adjustments. The Endeavor Acquisition is expected to close during the fourth quarter of 2026 and is subject to customary closing conditions.

Clareo Consulting Acquisition

On August 7, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Clareo Consulting, LLC, a U.S.-based consulting firm, for a mix of cash and Class A Common Stock (the “Clareo Consulting Acquisition”). The Company expects to issue 43,834 shares of Class A Common Stock as stock consideration, subject to customary purchase price adjustments. The Clareo Consulting Acquisition is expected to close during the fourth quarter of 2026 and is subject to customary closing conditions.

Zenger Folkman Acquisition

On August 7, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Zenger Folkman Holdings, LLC, the parent entity of Zenger Folkman Company, a U.S.-based Andersen Consulting member firm, for Class A Common Stock (the “Zenger Folkman Acquisition”). The Company issued 60,938 shares of Class A Common Stock as stock consideration for the Zenger Folkman Acquisition, which closed on October 15, 2026.

Andersen UK Acquisition

On August 11, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Andersen Tax Limited, a successor in interest to Andersen LLP, a U.K.-based Andersen Global member firm, for a mix of cash and Class A Common Stock (the “Andersen UK Acquisition”). The Company issued 412,547 shares of Class A Common Stock as stock consideration for the Andersen UK Acquisition, which closed on October 2, 2026.

The stock consideration for the Andersen Servicios Profesionales Acquisition, BD Emerson Acquisition, Daniels Consulting Acquisition, Endeavor Acquisition, Clareo Consulting Acquisition, Zenger Folkman Acquisition, and Andersen UK Acquisition represented, in the aggregate, approximately 6.4% of the Company’s Class A Common Stock outstanding.

SPRI Consulting Acquisition

On August 11, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of SPRI Ltd., the parent entity of SPRI Partners, LLC, a U.S.-based Andersen Consulting member firm, for a mix of cash and Class A Common Stock (the “SPRI Consulting Acquisition”). The Company issued 268,020 shares of Class A Common Stock as stock consideration for the SPRI Consulting Acquisition, which closed on October 9, 2026.

Netherlands Valuation Acquisition

On August 30, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Andersen Corporate Finance & Valuation Advisors B.V., a full-service corporate finance and valuation advisory firm in the Netherlands and Andersen Global member firm, for a mix of cash and Class A Common Stock (the “Netherlands Valuation Acquisition”). The Company expects to issue 12,429 shares of Class A Common Stock as stock consideration, subject to customary purchase price adjustments. The Netherlands Valuation Acquisition is expected to close during the fourth quarter of 2026 and is subject to customary closing conditions.

Merchantec Acquisition

On September 23, 2026, the Company entered into a purchase agreement pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Merchantec Andersen Proprietary Limited, an investment banking firm in South Africa and successor in interest to Merchantec Proprietary Limited, an Andersen Global collaborating firm, for a mix of cash and Class A Common Stock (the “Merchantec Acquisition”). The Company expects to issue 48,511 shares of Class A Common Stock as stock consideration, subject to customary purchase price adjustments. The Merchantec Acquisition is expected to close during the first quarter of 2027 and is subject to customary closing conditions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDERSEN GROUP INC.

Date: October 15, 2026	By:	/s/ Mark L. Vorsatz
	Name:	Mark L. Vorsatz
	Title:	Chief Executive Officer and Chairman
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